SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                        Date of Report: November 16, 2006
                        (Date of earliest event reported)

                           STEM CELL INNOVATIONS, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                          0-10379               22-2313648
(State or other jurisdiction of      (Commission File No.)      (IRS Employer
       incorporation)                                        Identification No.)


                                1812 Front Street
                             Scotch Plains, NJ 07076
                    (Address of Principal Executive Offices)

                                 (908) 663-2150
               (Registrant's telephone number including area code)

          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01 Entry into a Material Definitive Agreement.
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Item 3.02 Unregistered Sales of Equity Securities.
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         On November 16, 2006, Stem Cell Innovations, Inc. (the "Company")
raised $1 million through the issuance to Alpha Capital Anstalt ("Alpha"), an existing stockholder and noteholder of the Company, of a secured convertible note and warrants to purchase 10,000,000 shares of the Company's common stock. The convertible note, due November 16, 2007, is in the principal amount of $1 million, bears interest at the rate of 10% per annum, is secured by all the assets of the Company and its subsidiaries, is guaranteed by the Company's subsidiaries, Amphioxus Cell Technologies, Inc. and Stem Cell Innovations B.V., and is convertible into 10,000,000 shares of the Company's common stock. The warrants are exercisable until November 16, 2011 at a price of $.12 per share. The note and the warrants are subject to full ratchet antidilution provisions. Alpha has committed to invest an additional $1 million on the same terms, within 60 days of the closing date, subject to the continued satisfaction by the Company of the conditions required to be satisfied with respect to the current offering. The Company paid a fee equal to $25,000 and 250,000 shares of common stock in connection with the transaction and will pay the same fee upon the completion of the additional $1 million investment.

         This offering was made pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

         The Company anticipates using the proceeds from this financing for general corporate purposes.

         The description of the terms of this financing is qualified in its entirety by reference to the full text the Subscription Agreement, the Secured Convertible Promissory Note, the Class B Common Stock Warrant, the Security Agreement, the Collateral Agent Agreement, and the Guaranty Agreement, copies of which are annexed hereto as exhibits and incorporated herein by this reference.


Item 9.01 Financial Statements and Exhibits.
--------------------------------------------

              (d) Exhibits

Exhibit 4.1 - Secured Convertible Promissory Note, dated November 16, 2006, issued to Alpha Capital Anstalt

Exhibit 4.2 - Class B Common Stock Warrant, dated November 16, 2006, issued to
              Alpha Capital Anstalt

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

Exhibit 10.1 - Subscription Agreement, dated November 16, 2006, between the
               Company and Alpha Capital Anstalt

Exhibit 10.2 - Security Agreement, dated November 16, 2006, by and between the
               Company, Stem Cell Innovations B.V., Amphioxus Cell Technologies, Inc. and Barbara R. Mittman

Exhibit 10.3 - Collateral Agent Agreement, dated November 16, 2006, among the
               Company, Stem Cell Innovations B.V., Amphioxus Cell Technologies, Inc., Alpha Capital Anstalt and Barbara R. Mittman

Exhibit 10.4 - Form of Guaranty, dated November 16, 2006, between Stem Cell
               Innovations B.V., Amphioxus Cell Technologies, Inc. and Alpha Capital Anstalt





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   November 21, 2006



                                        STEM CELL INNOVATIONS, INC.

                                        By: /s/ JAMES H. KELLY
                                            --------------------------
                                            Its: Chief Executive Officer

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